SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant /x/

Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12


                             DENTAL RESOURCES, INC.
                (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)      Title of each class of securities to which transaction applies:

(2)      Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)      Proposed maximum aggregate value of transaction:

(5)      Total fee paid:

/ /

Fee paid previously with preliminary materials.

/ /

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:
(2)      Form, Schedule or Registration Statement No.:
(3)      Filing Party:
(4)      Date Filed:

                                 PROXY STATEMENT

                             DENTAL RESOURCES, INC.
                 530 SOUTH RIVER STREET, DELANO, MINNESOTA 55328
                                 (763) 972-3801

                ANNUAL MEETING OF SHAREHOLDERS - DECEMBER 7, 2000

                                  INTRODUCTION

         This Proxy Statement is furnished to the shareholders of Dental Resources, Inc. (the "Company") in connection with the Board of Directors' solicitation of proxies to be voted at the annual meeting of shareholders to be held on December 7, 2000, or any adjournment thereof (the "Meeting"). The mailing of this Proxy Statement to shareholders commenced on or about November 10, 2000.

         All expenses in connection with solicitation of proxies will be borne by the Company. The Company will pay brokers, nominees, fiduciaries, or other custodians their reasonable expenses for sending proxy material to, and obtaining instructions from, persons for whom they hold stock of the Company. The Company expects to solicit proxies by mail, but directors, officers, and other employees of the Company may also solicit in person, by telephone, by telegraph or by mail. They will not, however, receive additional compensation for soliciting shareholder proxies. The Company's principal offices are located at 530 South River Street, Delano, Minnesota 55328 and its telephone number is
(763) 972-3801.

         As of May 31, 2000, the Company had 1,903,710 shares of common stock, par value $.01 per share (the "Common Stock") outstanding and entitled to vote at the Meeting. The Company does not have any other class of capital stock outstanding. Each share of Common Stock is entitled to one vote. Only shareholders of record at the close of business on October 20, 2000 will be entitled to vote at the Meeting. The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock entitled to vote at the Meeting will constitute a quorum for the transaction of business. Under Minnesota law, in order for an item of business to be approved by shareholders, that item of business must generally be approved by the affirmative vote of the holders of a majority of the voting power of the shares present, in person or by proxy at a meeting at which a quorum is present, and entitled to vote on that item of business. If you abstain from voting on any item of business, your shares be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of the matter submitted to the stockholders. If your proxy is properly executed and returned in the form enclosed, it will be voted at the Meeting as follows, unless otherwise specified by you in the proxy: (i) in favor of the election as directors of all the nominees listed herein; (ii) in favor of the selection of Olsen Thielen & Co., Ltd as independent auditors of the Company; and (iii) in accordance with the judgment of the persons named in the proxy as to such other matters as may properly come before the Meeting. If you want to cancel or change your vote after casting it, you can do any of the following at any time prior to the Meeting: (i) you can deliver a written notice of cancellation to the principal office of the Company; (ii) you can fill out and mail another proxy card with a later date to the Company; or (iii) you can attend the Meeting and vote in person.

         When stock is registered in the name of more than one person, each such person should sign the proxy. If the shareholder is a corporation, the proxy should be signed in its corporate name by an executive or other authorized officer. If a proxy is signed as an attorney, executor, administrator, trustee, guardian, or in any other representative capacity, the signer's full title should be given.

ANNUAL REPORT

         The 2000 Dental Resources Annual Report on Form 10-KSB, including financial statements for the fiscal year ended May 31, 2000, has been mailed concurrently herewith. The Annual Report on Form 10-KSB is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material. Any shareholder who does not receive a copy of such Annual Report on Form 10-KSB may obtain one by writing to the Company.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table presents information about the number of shares of Common Stock of the Company beneficially owned as of May 31, 2000 by persons known to the Company to hold 5% or more of such stock and by all current directors, certain executive officers and all directors and executive officers as a group. All shares represent sole voting and investment power, unless indicated to the contrary.

                 Name and Address of      Number of Shares        Percent of
                 Beneficial Owner (1)    Beneficially Owned   Outstanding Shares
                 --------------------    ------------------   ------------------
         Douglas B. Murphy..............       226,988  (2)          9.6%
         Bryan Nichols..................       226,988  (2)          9.2%
         Earl Johnson...................        51,048  (3)          2.2%
         Russ Felten....................        63,670  (4)          2.7%
         William Murphy.................       234,195  (2)          9.9%
                                               =======               ====
         All directors and officers and
         as a group (5 persons).........       793,402              33.5%

(1) The addresses of these individuals is c/o Dental Resources, Inc., 530 South River Street, Delano Minnesota 55328

(2) Includes 77,500 shares of Common Stock issuable upon the exercise of options and warrants presently exercisable or exercisable within the next 60 days by Doug Murphy, William Murphy and Bryan Nichols.

(3) Includes 9,506 shares of Common Stock issuable upon the exercise of options and warrants presently exercisable or exercisable within the next 60 days by Earl Johnson.

(4) Includes: (a) 3,053 outstanding shares of Common Stock owned by Russel Felten; (b) 2,964 outstanding shares of Common Stock owned by Yvonne Felten, Russel Felten's wife; (c) options to purchase 50,000 shares of Common Stock presently exercisable or exercisable within the next 60 days by Yvonne Felten, Russel Felten's wife; and (d) options to purchase 7,653 shares of Common Stock presently exercisable or exercisable within the next 60 days by Russel Felten .



                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

         During the past two years the Company has not entered into any material transactions with an officer, director, or a beneficial owner of 5% or more of the Company's common stock, except as follows: the Company leases its 13,000 square foot facility at 530 River Street S. in Delano Minnesota from a partnership consisting of some of its officers and directors. This facility holds all administrative and a portion of the warehousing and manufacturing operations of the Company. The lease term extends through September 2003 at an average annual lease rate per square foot of $5.08. The Company also leases a 10,000 square foot facility at 410 Congress Street in Maple Lake Minnesota from its officers and directors. This facility houses all remaining manufacturing operations. The lease term for this facility extends through September 2003 at an average annual lease rate per square foot of $5.50. Both facilities are new (less than 10 years) and are in excellent condition. Management believes that the lease rate per square foot and other terms and conditions are not materially different than prevailing market rates and conditions. Leases for both facilities provide for an option to renew leases for an additional five years beyond the expiration of the current lease term. Lease rates will increase 10% if renewed for the additional five year term.



                  EXECUTIVE COMPENSATION AND OTHER INFORMATION.

                           Summary Compensation Table

                                                        Annual              Long Term
                                                     Compensation          Compensation
                                                -----------------------     Securities             All
                                     Fiscal                                 Underlying            Other
Name and Principal Position           Year        Salary       Bonus        Options (1)      Compensation (2)
---------------------------------   --------    ----------  -----------  ----------------   ------------------
Douglas Murphy                        1998      $  88,200   $   7,825          0               $   9,780
Chief Executive Officer               1999      $  90,846   $   5,700          0               $   9,780
                                      2000      $  96,434   $  12,091          0               $   2,580

William Murphy                        1998       ---------   ---------     ---------             -------
Vice President Sales                  1999       ---------   ---------     ---------             -------
                                      2000      $  96,434   $  12,230          0               $   2,580
                                                 ---------
Bryan Nichols                         1998       ---------   ---------     ---------             -------
Chief Financial Officer               1999       ---------   ---------     ---------             -------
                                      2000      $  96,434   $  12,990          0               $   2,580

(1) Doug Murphy, William Murphy, and Bryan Nichols received incentive stock options to purchase 40,000 shares of common stock granted September 1, 1999, at $.44 per share, the final bid price as of the grant date. They also received options to purchase 37,500 shares of common stock granted March 2, 2000 at $.20 per share, the final bid price as of the grant date.
(2) Includes net automobile allowance and entertainment and expense allowance, health insurance premiums and life insurance premiums not available to employees generally.

There were no other executives that earned in excess of $100,000 during the most recent fiscal year.

EMPLOYMENT CONTRACTS

         The Company has entered into five-year employment agreements with Douglas Murphy, William Murphy, and Bryan Nichols. Each agreement provides for a bonus based on net income of the Company and for severance payments of three years' annual salary. The agreements expire in May 2002. Copies of these employment agreements were filed previously with the Company's Amendment Number Two to Form 10-SB filed July 14, 2000.

STOCK OPTIONS

         The following table summarize the options granted to executive officers named in the Summary Compensation Table, above during the fiscal year ended May 31 2000.

                          OPTION GRANTS IN FISCAL 2000

            ----------------------------------------------------------------------------------------
                                                  Individual Grants
                                      Number of      % of Total
                                     Securities    Options Granted
                                     Underlying     to Employees in    Exercise Price    Expiration
                   Name               Options         Fiscal 2000         ($/Share)         Date
            ----------------------------------------------------------------------------------------
              Douglas Murphy           40,000            8.84%               .44           8/31/04
              William Murphy           40,000            8.84%               .44           8/31/04
               Bryan Nichols           40,000            8.84%               .44           8/31/04
              Douglas Murphy           37,500            8.29%               .20          03/01/05
              William Murphy           37,500            8.29%               .20          03/01/05
               Bryan Nichols           37,500            8.29%               .20          03/01/05

     The following table summarizes the aggregate value of the options held at the end of fiscal year 2000 by the executive officers named in the Summary Compensation Table, above.

                         FISCAL YEAR-END OPTIONS VALUES

---------------------------------------------------------------------------------------------------------------------
                                                        Securities Underlying             Value of Unexercised
                                                    Unexercised Options at Fiscal    In-the-Money Options at Fiscal
                                                               Year-End                        Year-End (2)
---------------------------------------------------------------------------------------------------------------------
                      Shares
                   acquired on        Value
      Name           exercise       Realized($)     Exercisable(1)    Unexercisable     Exercisable    Unexercisable
  William Murphy       n/a              n/a             77,500             n/a            $14,861           n/a
  Douglas Murphy       n/a              n/a             77,500             n/a            $14,861           n/a
  Bryan Nichols        n/a              n/a             77,500             n/a            $14,861           n/a
---------------------------------------------------------------------------------------------------------------------

(1)  All options vested 100% on date of grant.
(2) Based on a market price of $0.52 per share as quoted in the "Pink Sheets" as of May 31, 2000, minus the exercise price.


                           MATTERS SUBMITTED TO A VOTE

                                     ITEM I
                              ELECTION OF DIRECTORS

         The Board of Directors has fixed at four the size of the Board of Directors to be elected at the Meeting and has nominated as the management slate of all its current members. It is anticipated that proxies will be voted for the management slate, and that each nominee will serve if elected. Should any nominee be unable to serve, the person named in the proxies may in their discretion vote for a substitute.

Set forth below are the names, ages and positions of the directors and executive officers of the Company:

        Name              Age           Position With Company
        ----              ---           ---------------------

Douglas B. Murphy         51            President, Chief Executive Officer
                                        and Chairman

Bryan Nichols             40            Vice President, Chief Financial Officer
                                        and Director

Earl Johnson              68            Director

Russ Felten               50            Director

     Douglas Murphy has been President and CEO of the Company since January of 1986. He has served as director and as an officer of the Company since 1981. Mr. Murphy holds a Ph.D. degree in Biological Sciences. In his present capacity within the Company, Mr. Murphy is principally concerned with marketing, distribution and introduction of new products.

     Bryan Nichols has been the Vice President of Operations and CFO of the Company since January of 1986. He has served as secretary to the board since 1986 and as a director since 1995. Mr. Nichols holds a Bachelors degree in Business Administration along with a (mini) MBA certificate from the University of St. Thomas. Mr. Nichols has also completed certification training in ISO-9000 and FDA QSR Regulatory training. In his present capacity with the Company Mr. Nichols is primarily concerned with operations, production and financing.

     William Murphy was one of the original founders of the Company in 1976. He is the brother of Douglas Murphy. Mr. Murphy has held positions as both director and President of the Company. He resigned his position with the Company in 1986 to direct another public company, Medical Packaging Corp. But he returned to the Company in 1988 where he has served in various management positions since that time. Mr. Murphy holds a Bachelors degree in Business from St. Cloud State. Mr. Murphy is principally concerned with products within the Laboratory division of the Company including research and development and introduction of products within that division.

     Dr. Earl Johnson was elected to the board of directors in January 1988. He has served in that capacity with the Company since that time. Dr. Johnson retired after running a successful practice in Hibbing, MN for 35 years. Dr. Johnson is a graduate of the University of Minnesota School of Dentistry. In addition to serving as a board member, Dr. Johnson assists with research and development of various products that the Company has introduced.

     Russel Felten was elected to the board of directors in 1994 and has served in that capacity since that time. Mr. Felten is President of Agricultural Financial Services, a Company focused on leasing to the farming industry. At the same time Mr. Felten continues to manage assets for individuals as he has done for the past twelve years. Form 1973 to 1988 Mr. Felten was employed by Waycrosse, Inc. where he performed duties ranging form tax and estate planning work to the management of all types of investments. Mr. Felten is also a director of Minn. American Inc., OTCFMB.MN.A:C, as well as a director of various privately held companies. Mr. Felten holds a BS in Business Administration from Valparaiso University and received the Certified Financial Planner designation in 1988.

     The Company's directors are elected at the annual meeting of stockholders and hold office until their successors are elected and qualified. The Company's officers are appointed by the Board of Directors and serve at the pleasure of the Board and subject to employment agreements, if any, approved and ratified by the Board.

MEETINGS

         The Board held three regular meetings during the fiscal year ended May 31, 2000. Each incumbent director attended, in person or by phone, at least 75% of the meetings of the Board which were held during the time the director was a member of the Board, with the exception of Earl Johnson who attended two of the three Board meetings.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the best of the Company's knowledge, no Form 3's or Form 5's required to be filed under Section 16(a) of the Securities Exchange Act of 1934 were filed by any of the officers, directors, or greater than 10% percent shareholders of the Company since the date of effectiveness of the Company's Form 10-SB, May 7, 2000. In addition, to the best of the Company's knowledge, Russel Felten, a director of the Company, failed to timely file a Form 4 upon his exercise of an option to purchase 1,853 shares of common stock in July, 2000.

         The Company does not have any audit, compensation or nominating committees of the board of directors or committees performing similar functions.



         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ELECTION OF THE MANAGEMENT SLATE OF NOMINEES.



                                     ITEM II
                             APPROVAL OF ACCOUNTANTS

         As of May 31, Froehling, Anderson, Plowman & Wasmuth Ltd. declined to stand as Dental Resource's auditors for the fiscal year May 31, 2000. Olsen, Thielen & Company, Ltd., independent certified public accountants, was then selected as the Company's auditors because of their experience in handling SEC filings. Working in conjunction with the Company's previous auditors Froehling, Anderson, Plowman & Wasmuth, Ltd. Olsen, Thielen & Company was instrumental in filing the Company's necessary financial information for the security exchange commission. They have been appointed by the Board of Directors as the Company's auditors for the fiscal year ending May 31, 2001. Representatives of Olsen, Thielen & Company, Ltd. are expected to attend the Meeting. They will be able to make a statement if they wish and will be able to respond to appropriate questions from shareholders. Although shareholder approval is not required, the Board of Directors requests it. In the event the appointment should not be approved by the shareholders, the Board of Directors will make another appointment to be effective at the earliest possible time.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS.

         On May 15, 2000, the Registrant was notified by Froehling, Anderson, Plowman & Wasworth, Ltd. that the firm declined to stand for re-election as the Registrant's certifying accountants effective May 15, 2000. During the Registrant's two most recent fiscal years and through May 15, 2000, there were no disagreements with Froehling, Anderson, Plowman & Wasmuth, Ltd. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Froehling, Anderson, Plowman & Wasmuth, Ltd., would have caused that firm to make reference to the subject matter of the disagreement in connection with its report. Froehling, Anderson, Plowman & Wasmuth, Ltd.'s report on the Registrant's financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Registrant's two most recent fiscal years and through May 15, 2000, there were no reportable events (as defined in Regulation S-K ITEM 304(a)(1)(v)). The Registrant has provided Froehling, Anderson, Plowman & Wasmuth, Ltd. with a copy of the disclosures contained in its form 8-K and has requested that Froehling, Anderson, Plowman & Wasmuth, Ltd. furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant herein and, if not, stating the respects in which it does not agree. A copy of the

Froehling, Anderson, Plowman & Wasmuth, Ltd. letter dated May 19, 2000 was filed as Exhibit 16 to Form 8-K on May 19, 2000.

Effective May 15, 2000 the Board of Directors of the Registrant approved engaging Olsen Thielen & Co., Ltd as its certifying accountant for the year ended May 31, 2000.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF OLSEN, THIELEN & COMPANY, LTD.

                                 OTHER BUSINESS

         The management of the Company knows of no matter other than foregoing to be brought before the Meeting. However, the enclosed proxy gives discretionary authority in the event any additional matters should be presented.


                     PROPOSALS FOR THE NEXT REGULAR MEETING

         The proxy rules of the Securities and Exchange Commission permit shareholders, after timely notice to issuers, to present proposals for shareholder action in issuer proxy statements where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by issuer action in accordance with the proxy rules. The Company's next meeting of shareholders (for the fiscal year ending May 31, 2001) is expected to be held on or about December 6, 2001 and proxy materials in connection with that meeting are expected to be mailed on or about November 8, 2001. Any shareholder proposals prepared in accordance with the proxy rules for inclusion in the Company's proxy materials must be received by the Company at its principal executive offices at 530 South River Street, Delano, Minnesota 55328, no later than July 7, 2001.

THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, INCLUDING FINANCIAL STATEMENTS AND EXHIBITS THERETO, FOR THE FISCAL YEAR ENDED MAY 31, 2000 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT. THE ANNUAL REPORT ON FORM 10-KSB IS NOT INCORPORATED IN THIS PROXY STATEMENT AND IS NOT DEEMED TO BE A PART OF THE PROXY SOLICITATION MATERIAL. ANY SHAREHOLDER WHO DOES NOT RECEIVE A COPY OF SUCH ANNUAL REPORT MAY OBTAIN ONE WITHOUT CHARGE BY WRITING TO THE COMPANY.


                                       By order of the Board of Directors


                                       -----------------------------------------
                                       Bryan Nichols, Secretary

                               VOTING INSTRUCTIONS

TO OUR SHAREHOLDERS:

THE SHARES NOTED ON THE REVERSE SIDE ARE REGISTERED IN YOUR NAME. SUCH SECURITIES CAN BE VOTED ONLY BY YOU AS THE HOLDER OF RECORD. WE SHALL BE PLEASED TO VOTE YOUR SECURITIES IN ACCORDANCE WITH YOUR WISHES, PROVIDED YOU EXECUTE THIS FORM AND RETURN IT TO US PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IT IS UNDERSTOOD THAT, IF YOU SIGN WITHOUT OTHERWISE MARKING THE FORM, THE SECURITIES WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL MATTERS TO BE CONSIDERED AT THE MEETING. WE URGE YOU TO SEND IN YOUR INSTRUCTIONS SO THAT WE MAY VOTE YOUR SECURITIES IN ACCORDANCE WITH YOUR WISHES. WE CANNOT VOTE YOUR SECURITIES ON THE MATTERS TO BE ACTED UPON AT THE MEETING WITHOUT YOUR SPECIFIC VOTING INSTRUCTIONS. IF YOU WISH TO ATTEND THE MEETING AND VOTE IN PERSON, PLEASE CHECK THE BOX ON THE FRONT OF THIS PROXY FOR THIS PURPOSE. A LEGAL PROXY COVERING YOUR SECURITIES WILL BE ISSUED TO YOU AT THE MEETING.

DENTAL RESOURCES ANNUAL MEETING TO BE HELD ON                    DENTAL RESOURCES, INC.--12/7/00 AT 3:00 P.M. CST
12/7/00 AT 3:00 P.M. CST FOR HOLDERS AS OF 10/20/00
                                                                                    DIRECTORS
                                                                                    ---------
CUSIP:  24873H106                                                           (MARK "X" FOR ONLY ONE BOX)

CONTROL NO.:  ______________________

DIRECTORS
---------

1.       DIRECTORS RECOMMEND: A VOTE FOR ELECTION                1       [ ]     FOR ALL NOMINEES
         OF THE FOLLOWING DIRECTORS:

         1.       Russ Felten
         2.       Earl Johnson                                           [ ]     WITHHOLD ALL NOMINEES
         3.       Douglas B. Murphy
         4.       Bryan Nichols

                                                                         [ ]     WITHHOLD AUTHORITY TO VOTE FOR ANY

PROPOSAL(S):                                DIRECTORS                            INDIVIDUAL NOMINEE. WRITE NUMBER(S)
-----------                                 RECOMMEND                            OF NOMINEE(S) BELOW.
                                            ---------
                                                                         USE NUMBERS ONLY _______________________________

                                                                          FOR      AGAINST    ABSTAIN
2.       APPROVAL OF THE COMPANY'S           FOR--->>>
         APPOINTMENT OF INDEPENDENT                              2        [ ]        [ ]        [ ]
         ACCOUNTANTS

                                                                 CUSIP: 24873H106

*NOTE:                                                           CONTROL NO.: _______________________________
 ----
                                                                 SHAREHOLDER NO. ____________________________
SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE
THE MEETING OR ANY ADJOURNMENT THEREOF.                          # OF SHARES: _______________________________

                                                                 PLACE "X" HERE IF YOU PLAN TO VOTE  [ ]
                                                                 YOUR SHARES AT THE MEETING

                                                                                       ______________________    __/__/__
                                                                 SIGNATURE(S)                          DATE